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                                                                      EXHIBIT 21



                         SUBSIDIARIES OF THE REGISTRANT

                                                                                      STATE OF
                                                                 PERCENTAGE         INCORPORATION
                                                                     OF                  OR
           PERCENT                        SUBSIDIARY              OWNERSHIP         ORGANIZATION
-------------------------------   ----------------------------   ------------       --------------
ITLA Capital Corporation          Imperial Capital Bank             100%               California

ITLA Capital Corporation          ITLA Funding Corporation          100%                 Delaware

ITLA Funding Corporation          ITLA Servicing Corporation        100%                 Delaware

ITLA Funding Corporation          ITLA Commercial Warehouse         100%                 Delaware
                                     Corporation

ITLA Capital Corporation          ITLA Management Corporation       100%                 Delaware

ITLA Management Corporation       ITLA Commercial Investment        100%                 Maryland
                                     Corporation

ITLA Capital Corporation          Imperial Capital Real             100%                 Delaware
                                     Estate Investment Trust

Imperial Capital Real Estate      ICCMAC Multifamily and            100%                 Delaware
   Investment Trust                  Commercial Trust 1999-I

ITLA Capital Corporation          ITLA Capital Statutory            100%       (1)    Connecticut
                                     Trust I
ITLA Capital Corporation          ITLA Capital Statutory            100%       (1)    Connecticut
                                     Trust II
ITLA Capital Corporation          ITLA Capital Statutory            100%       (1)       Delaware
                                     Trust III
ITLA Capital Corporation          ITLA Capital Statutory            100%       (1)       Delaware
                                     Trust IV
ITLA Capital Corporation          ITLA Capital Statutory            100%       (1)    Connecticut
                                     Trust V

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(1)  Represents ownership of the common securities of the trust.